UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) August 31, 2020

HOST HOTELS & RESORTS, INC.
HOST HOTELS & RESORTS, L.P.
(Exact name of registrant as specified in its charter)

Maryland (Host Hotels & Resorts, Inc.)	001-14625	53-0085950
Delaware (Host Hotels & Resorts, L.P.)	0-25087	52-2095412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4747 Bethesda Avenue, Suite 1300
Bethesda, Maryland 20814
(Address of principal executive offices)    (Zip Code)
(240) 744-1000
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Host Hotels & Resorts, Inc.	Common Stock, $0.01 par value	HST	New York Stock Exchange
Host Hotels & Resorts, L.P.	None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 31, 2020, Host Hotels & Resorts, Inc. (the “Company” or “Host Hotels”), the general partner of Host Hotels & Resorts, L.P., announced that Sourav Ghosh, age 44, has been promoted to executive vice president, chief financial officer and treasurer, effective September 1, 2020. Mr. Ghosh currently serves as Host Hotels’ executive vice president, Strategy & Analytics, with responsibility for overseeing the Company’s enterprise analytics functions and platforms and the information technology group. From January 2017 to January 2020, Mr. Ghosh served as senior vice president, Enterprise Analytics, and from July 2015 to January 2017, Mr. Ghosh served as senior vice president, Global Business Intelligence and Portfolio Analysis. Mr. Ghosh joined the Company in August 2009 as vice president, Business Intelligence. Prior to joining Host Hotels, Mr. Ghosh held positions at Starwood Hotels & Resorts, including senior director of Real Estate Investments and director of Acquisitions & Development, where he was responsible for sourcing, structuring and negotiating acquisitions and development deals.
In connection with his promotion to executive vice president, chief financial officer and treasurer, Mr. Ghosh’s annual compensation will consist of (i) an annual base salary of $500,000, (ii) a target annual cash incentive of one times his salary earned for the year, and (iii) long-term equity incentives with a target value of $1,000,000 effective for his 2021 long-term equity award.
As previously announced, Brian G. Macnamara, senior vice president and corporate controller of the Company, was appointed principal financial officer of the Company effective January 1, 2020, to serve until such time as the Company appointed a new chief financial officer. With the appointment of Mr. Ghosh, Mr. Macnamara will no longer serve in the role of principal financial officer effective September 1, 2020. Mr. Macnamara will continue to serve as senior vice president and corporate controller of the Company and will continue to serve in the role of principal accounting officer.
A copy of the Company’s press release announcing the promotion of Mr. Ghosh is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

99.1	Press release announcing the appointment of the CFO, dated August 31, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST HOTELS & RESORTS, INC.

Date: August 31, 2020	By:	/s/ Brian G. Macnamara
Brian G. Macnamara
Senior Vice President, Principal Financial Officer and Corporate Controller

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST HOTELS & RESORTS, L.P.

	By:	HOST HOTELS & RESORTS, INC.
its General Partner

Date: August 31, 2020	By:	/s/ Brian G. Macnamara
Brian G. Macnamara
Senior Vice President, Principal Financial Officer and Corporate Controller